[Flag Investors Logo]

                                 FLAG INVESTORS

                                     Growth
                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                 Equity Income
                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    Balanced
                       Flag Investors Value Builder Fund

                                     Income
                  Flag Investors Intermediate-Term Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares
                      Flag Investors Maryland Intermediate
                              Tax-Free Income Fund

                                 Current Income
                    Flag Investors Cash Reserve Prime Shares


                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                               Alex. Brown & Sons
                                  INCORPORATED



[Flag Investors Logo]
Flag
Investors
Maryland
Intermediate
Tax-Free
Income
Fund


Semi-Annual Report
September 30, 1996

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND




Report Highlights

(bullet) In a period of rising rates, the municipal bond market posted respectable returns for the past nine months.

(bullet) To take advantage of higher yield levels during the summer, we extended the Fund's weighted average maturity from 7.5 years to 8.1 years. To improve the Fund's defensive characteristics, we increased its commitment to higher coupon issues.

(bullet) The Fund has continued to generate compelling after-tax yields for Maryland taxpayers.

Fund Highlights

                             Portfolio Composition

                                    SECTOR*

            [Pie Chart appears here -- plot points are listed below]

Short-term Investments     5%

Pre-refunded              14%

Housing                    1%

Hospital and
 Education                15%

General Obligation-
 Local                    38%

Transportation             1%

General Obligation
 State                    20%

Revenue                    6%

                                    QUALITY*

            [Pie Chart appears here -- plot points are listed below]

BBB        10%

A           9%

AA          9%

AAA        72%


--------------------------------------------------------------------------------

                                 Portfolio Data

Net Asset Value Per:
   Class A Share                          $9.82
   Institutional Share                    $9.91
Total Net Assets                          $23,736,047
Average Maturity                          8.1 years
Average Duration                          5.2 years

Maturity Breakdown:*
   0-1 year                                7%
   1-5 years                               8%
   5-10 years                             44%
   10-15 years                            24%
   15+ years                              17%

--------------------------------------------------------------------------------
*Calculated as a percentage of net assets. The Quality Breakdown listed above is calculated using Standard & Poor's ratings. The BBB classification includes holdings that are not rated by Standard & Poor's, but are rated by Moody's (see p. 6). These ratings are believed to be the most recent ratings available as of September 30, 1996.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


Dear Shareholders:

     We are pleased to report on the progress of your Fund for the six months ended September 30, 1996.

     Although hindered somewhat by investor concerns that the economy was gathering too much strength, the municipal bond market enjoyed near-perfect conditions during the past six months. The fortuitous combination of strong demand, dwindling supply, fading fears of tax reform and a favorable inflation outlook enabled municipal bonds, as an asset class, to post respectable returns. Indicative of its defensive characteristics and the attractiveness of this popular maturity range, your Fund recorded a total return of 2.1% for the six months and 4.5% for the twelve months ended September 30, 1996. During the summer, we took steps to stabilize the Fund's NAV at the $9.80 to $9.85 level, so the bulk of these returns came from coupon interest income.

     The Fund's total return slightly exceeded the performance of two comparable indices for the twelve-month period ended September 30, 1996 (see table, top right). Within the Lipper Universe of Other States Intermediate Municipal Debt Funds, the Fund's performance achieved a ranking of #17 out of a universe of 69 comparable-purpose funds.(1)

Portfolio Considerations

     In response to monthly reports of strong employment gains and attendant inflationary pressures, tax-exempt rates, along with their taxable counterparts, rose erratically during the summer (see chart, bottom right). After shortening the Fund's weighted average maturity to 7.5 years earlier this year and accumulating sizable cash reserves from purchase inflows dur-


                          Total Return Comparisons(2)

                                                         Weighted
                             Six     Year to    Twelve    Average
 Periods ended 9/30/96:     Months     Date     Months    Maturity

 Flag Investors Maryland
   Intermediate Tax-Free
   Income Fund               2.1%       1.7%     4.5%     8.1 years
 Lehman Brothers 7-Year
   Municipal Bond Index      2.2%       1.9%     4.4%     6.9 years
 Lehman Brothers
   Municipal Bond Index      2.3%       1.8%     6.0%    14.3 years
 Lipper Other States
   Intermediate
   Municipal Debt
   Funds Average             n/a        1.2%     3.9%       n/a


                         10-Year AAA General Obligation
                                Municipal Yields
                                9/30/95-9/30/96


              [Graph appears here -- plot points are listed below]

9/95

4.8
4.74
4.65
4.69
4.77
4.7
4.75
4.7
4.71
4.63
4.58


12/95

4.68
4.72
4.64
4.7
4.75
4.66
4.7
4.58
4.48
4.44
4.56


3/96

4.58
4.86
5.05
4.92
4.92
5.05
5.02
4.99
4.94
5.14
5.08


6/96

5.05
5.01
5.14
5.29
5.24
5.21
5.11
5.28
5.18
5.1
5.09


9/96

4.9
4.83
4.87
4.97
5.07
5.08
4.98
5.04
5.04
4.95


Source: Bloomberg Inc.

(1) Lipper categorizes funds according to investment objective and ranks them by total return performance (excluding sales charge) relative to other funds in their respective categories. Lipper's Other States Intermediate Municipal Debt Funds category includes municipal debt issues that have dollar-weighted average maturities of five to ten years and are exempt from taxation by a specified city or state. This category links Maryland with 18 other states that do not have enough intermediate-term bond funds to have a state specific category.

(2) These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. The unmanaged indices listed above are widely recognized as indicators of performance in their respective sectors. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 5.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


ing the spring, we took advantage of this brief cyclical rise in rates to extend the Fund's weighted average maturity to 8.1 years. Where appropriate, we applied the proceeds from the sale of several lower coupon discount bonds together with cash reserves toward less price sensitive, fuller 5% to 6% coupon issues. By moving from "discounts," which had appreciated substantially since the late-1994 market setback, to higher coupons, we sought to insulate the Fund's NAV from price erosion should rates turn upward. With quality spreads so narrow (the yield difference between AAA and lower quality A issues), we increased the Fund's commitment to the AAA sector from 60% to 72%.

     We were able to execute these changes despite a gradual contraction in the supply of outstanding Maryland issues, a trend that is endemic to the national municipal bond market (see chart, top right). While not borne out in the past six months' performance results, we are confident that these defensive measures should shield the Fund from any eventual rise in rates.

Market Outlook

     Like other capital markets, investor expectations coupled with traditional supply and demand factors will continue to affect investment returns from municipal bonds. For the balance of 1996, and well into 1997, we are optimistic about the overall tone of the municipal bond markets.


                                New Issue Volume
                                    1990-1995


              [Graph appears here -- plot points are listed below]


($ in billions)

  1990      1991       1992       1993       1994       1995

$127.828  $172.444   $234.623   $291.854   $164.559   $159.37


Source: The Bond Buyer


     Although tax-exempt yields as a percentage of U.S. Treasury yields have fallen recently (see table below), we expect the demand-side trends of the past quarter to continue as investors grow more comfortable with the inflation outlook, which we expect will stabilize at a 2.5% rate (CPI) well into 1997.

                            AAA-Rated Municipal Yield
                     as a Percentage of U.S. Treasury Yield

 AAA-rated
 Municipals     9/30/95  12/31/95    3/31/96  9/30/96

   10-year       77.7%     83.3%      77.8%    74.3%

   20-year       89.4%     85.9%      82.0%    80.1%

Source: Bloomberg Inc.

Likewise, the supply-side of the equation continues to be favorably influenced by a general

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND

contraction   in  the  overall   forward  supply  of  municipal underwritings.
Although issues surrounding tax-reform may re-emerge, we consider current tax-exempt rate levels for Maryland-domiciled municipals--at 75% to 80% of comparable ten-year U.S. Treasury yields--very attractive for the high tax bracket Maryland investor.


Dividend Policy

     The Fund's monthly dividend remains at $0.0375. In view of its inherently defensive bias, the Fund has broad appeal for Maryland investors whose portfolio objectives require a competitive level of tax-exempt current yield and moderate principal volatility. We appreciate the confidence you have placed in us.

Sincerely,


/s/ M. Elliott Randolph, Jr.
----------------------------
M. Elliott Randolph, Jr.
President


/s/ Paul D. Corbin
------------------
Paul D. Corbin
Executive Vice President

October 15, 1996

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. The Securities and Exchange Commission (SEC) requires that when we report such figures, we also include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 1.50% maximum sales charge for the Fund's Class A Shares.

                           AVERAGE ANNUAL TOTAL RETURN

                             Class (A)   Institutional
  Periods ended 9/30/96:     Shares         Shares
--------------------------------------------------------------------------------
  One Year                    2.90%            --
--------------------------------------------------------------------------------
  Since Inception*            3.16%          3.75%**
--------------------------------------------------------------------------------
   *Inception dates: Class A Shares 10/1/93; Institutional Shares 11/2/95. **Annualized.

     These  total  returns   correspond  to  those   experienced  by  individual
shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid.

     Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

   For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND



Statement of Net Assets                                                                          September 30, 1996
(Unaudited)



                                                                             Ratings                    Percent
   Par                                                                      (Moody's/      Value         of Net
  (000)                                                                       S&P)(1)     (Note A)       Assets
-------------------------------------------------------------------------------------------------------------------
         MUNICIPAL BONDS -- 94.7%

         General Obligation  -- 54.3%
$  500   Baltimore County, MD, Consolidated Public Improvements
            5.00%, 6/1/03                                                    Aaa/AAA     $  508,470         2.1%
 1,000   Baltimore County, MD, Consolidated Public Improvements
            5.50%, 6/1/04                                                    Aaa/AAA      1,044,400         4.4
   500   Baltimore County, MD, Metropolitan District, 64th Issue,
         Callable 8/1/03 @ $102
            4.50%, 8/1/06                                                    Aaa/AAA        473,285         2.0
   500   Baltimore County, MD, Metropolitan District, 61st Issue
            6.80%, 4/1/00                                                    Aaa/AAA        537,790         2.3
   400   Calvert County, MD, Refunding Consolidated Public
         Improvement Project, Callable 7/15/03 @ $102
            4.80%, 7/15/07                                                   Aa/A+          382,236         1.6
   250   Cecil County, MD (FGIC Insured), Refunding
         Consolidated Public Improvement Project,
         Callable 12/1/03 @ $102
            5.00%, 12/1/06                                                   Aaa/AAA        247,432         1.0
   500   Charles County, MD, Refunding Consolidated Public
         Improvement Project, Series 94
            6.00%, 6/1/99                                                    Aa/AA-         520,420         2.2
   500   Frederick, MD, Refunding and Improvement (FGIC Insured)
            5.80%, 12/1/02                                                   Aaa/AAA        528,300         2.2
   500   Howard County, MD, Unlimited Consolidated Public
         Improvement Project, Series "A"
         Pre-refunded 5/15/00 @ $100
            7.00%, 5/15/08                                                   AAA/AAA        541,520         2.3
   375   Laurel, MD, Refunding, Series "A" Project (MBIA Insured),
         Callable 7/1/01 @ $102
            6.60%, 7/1/03                                                    Aaa/AAA        415,590         1.8
   500   Maryland National Capital Park & Planning Commission
         (Prince George's County), Callable 7/1/05 @ $101
            5.00%, 7/1/08                                                    Aa/AA          488,245         2.1
   500   Maryland State and Local Facilities Loan, First Series
            4.00%, 2/15/03                                                   Aaa/AAA        474,540         2.0
   100   Maryland State and Local Facilities Loan, First Series,
         Callable 5/15/02 @ $102
            6.00%, 5/15/07                                                   Aaa/AAA        105,954         0.5

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND




Statement of Net Assets (continued)                                                              September 30, 1996
(Unaudited)


                                                                             Ratings                    Percent
   Par                                                                      (Moody's/      Value         of Net
  (000)                                                                       S&P)(1)     (Note A)       Assets
-------------------------------------------------------------------------------------------------------------------

         General Obligation-- (continued)
$  500   Maryland State Capital Improvement and Refunding,
         Callable 4/15/03 @ $100
            5.00%, 4/15/04                                                   Aaa/AAA     $  505,545         2.1%
 1,000   Maryland State and Local Facilities Loan, Second Series
            5.25%, 6/15/05                                                   Aaa/AAA      1,024,490         4.3
 1,250   Maryland State and Local Facilities Loan, Second Series,
         Callable 6/15/06 @ $101
            5.25%, 6/15/09                                                   Aaa/AAA      1,244,175         5.2
   300   Maryland State and Local Facilities Loan, Third Series,
         Callable 7/15/01 @ $101
            6.50%, 7/15/04                                                   Aaa/AAA        325,302         1.4
   500   Maryland State Capital Improvement and Refunding
            4.90%, 4/15/03                                                   Aaa/AAA        505,565         2.1
 1,000   Montgomery County, MD, Refunding Consolidated
         Public Improvement Project, Series "A"
            5.75%, 10/1/07                                                   Aaa/AAA      1,048,040         4.4
   500   Ocean City, MD, Refunding (MBIA Insured)
            5.00%, 3/15/03                                                   Aaa/AAA        504,655         2.1
   250   Prince George's County, MD, Refunding Consolidated
         Improvement Project, Series "A" (MBIA Insured),
         Callable 3/1/02 @ $102
            5.40%, 9/1/02                                                    Aaa/AAA        259,595         1.1
   250   Prince George's County, MD, Refunding Consolidated
         Public Improvement Project, Callable 3/15/03 @ $102
         (AMBAC Insured)
            5.50%,  3/15/05                                                  Aaa/AAA        258,008         1.1
   250   St. Mary's County, MD, Metropolitan Commission,
         Callable 11/1/03 @ $102
            5.65%, 11/1/07                                                   A/A+           257,285         1.1
   250   Washington Suburban Sanitary District, MD
         Pre-refunded 11/1/01 @ $102
            6.40%, 11/1/04                                                   AAA/AAA        274,157         1.2
   360   Washington Suburban Sanitary District, MD
            8.00%, 1/1/02                                                    Aa1/AA         414,328         1.7

                                                                                         12,889,327        54.3
         Other Revenue  -- 39.2%
   350   Baltimore County, MD, Mortgage Revenue (FHA Insured)
            6.60%, 11/1/14                                                   NR(2)/AAA      366,016         1.5



                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND



Statement of Net Assets (continued)                                                              September 30, 1996
(Unaudited)


                                                                             Ratings                    Percent
   Par                                                                      (Moody's/      Value         of Net
  (000)                                                                       S&P)(1)     (Note A)       Assets
-------------------------------------------------------------------------------------------------------------------
         Other Revenue-- (continued)
 $  100  Baltimore, MD, Convention Center (FGIC Insured)
            5.60%, 9/1/06                                                    Aaa/AAA     $  102,826         0.5%
    240  Charles County, MD, Housing Revenue (MBIA Insured),
         Callable 7/1/03 @ $102
            5.375%, 7/1/09                                                   Aaa/AAA        238,994         1.0
    700  Kent County, MD, College, Project & Refunding--
         Washington College Project
            7.70%, 7/1/18                                                    Baa/NR(2)      760,753         3.2
    400  Maryland State Health and Higher Education
         Facilities Authority, Revenue for Bon Secours
         Heartlands, Issue A
         Pre-refunded 7/1/00 @ $102
            7.375%, 9/1/17                                                   AAA/A+         436,888         1.8
    500  Maryland State Health and Higher Education Facilities
         Authority,  Revenue for Good Samaritan Hospital
            5.40%, 7/1/04                                                    A1/A           505,000         2.1
  1,000  Maryland State Health and Higher Education Facilities
         Authority, Revenue for Greater Baltimore Medical Center
         Pre-refunded 7/1/01 @ $102
            6.75%, 7/1/19                                                    AAA/AAA      1,106,420         4.7
    580  Maryland State Health and Higher Education Facilities
         Authority, Revenue for Harford Memorial and Fallston
         General Hospitals, Callable 7/1/97 @ $102
            8.50%, 7/1/14                                                    Baa1/NR(2)     603,113         2.5
    200  Maryland State Health and Higher Education Facilities
         Authority, Revenue for Howard County General Hospital
            4.55%, 7/1/98                                                    Baa1/BBB       199,920         0.9
    250  Maryland State Health and Higher Education Facilities
         Authority, Revenue for Johns Hopkins University Hospital
            6.00%, 7/1/07                                                    Aa/AA-         271,228         1.1
    300  Maryland State Health and Higher Education Facilities
         Authority, Revenue for Peninsula Regional Medical,
         Callable 7/1/03 @ $102
            5.00%, 7/1/06                                                    A/A            292,521         1.2
    300  Maryland State Health and Higher Education Facilities
         Authority, Revenue for Suburban Hospital
            4.75%, 7/1/03                                                    A1/A           291,540         1.2

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


Statement of Net Assets (continued)                                                              September 30, 1996
(Unaudited)


                                                                             Ratings                    Percent
   Par                                                                      (Moody's/      Value         of Net
  (000)                                                                       S&P)(1)     (Note A)       Assets
-------------------------------------------------------------------------------------------------------------------
         Other Revenue-- (continued)
         Maryland State Health and Higher Education Facilities
         Authority, Revenue for University of Maryland
         Medical Systems, Callable 7/1/03 @ $102
         (FGIC Insured)
 $  160     5.375%, 7/1/13                                                   Aaa/AAA     $  155,766         0.8%
  1,000     5.40%, 7/1/08                                                    Aaa/AAA      1,001,430         4.2
    250  Maryland State Health and Higher Education Facilities
         Authority, Revenue for Washington County Hospital
         (MBIA Insured)
            4.45%, 1/1/02                                                    Aaa/AAA        245,508         1.0
    400  Maryland State Industrial Development Financing Authority,
         Revenue for American Center Physics Headquarters
            5.80%, 1/1/01                                                    NR(2)/BBB      403,928         1.7
         Maryland State Stadium Authority Lease,
         Ocean City Convention Center
    300     4.80%, 12/15/03                                                  Aa/AA          300,051         1.3
    200     4.80%, 12/15/05                                                  Aa/AA          196,368         0.8
    400  Maryland State Transportation Authority,
         Transportation Facility Projects Revenue
            6.625%, 7/1/03                                                   AAA/AAA        422,104         1.8
    500  Montgomery County, MD, Housing Opportunity,
         Series "A"
            5.40%, 7/1/16                                                    Aa/NR(2)       503,895         2.1
    350  Northeast, MD, Waste Disposal Authority Recovery
         Revenue (MBIA Insured)
            6.65%, 1/1/97                                                    Aaa/AAA        352,471         1.5
    500  University of Maryland Systems Auxiliary Facilities
         & Tuition Revenue, Series B
         Pre-refunded 10/1/02 @ $102
            6.40%, 4/1/06                                                    Aa/AAA         552,685         2.3

                                                                                          9,309,425        39.2
         Transportation Revenue -- 1.2%
    275  Washington, D.C., Metropolitan Area Transportation
         Authority for Gross Revenue (FGIC Insured)
            4.50%, 1/1/01                                                    Aaa/AAA        273,930         1.2

         Total Municipal Bonds
            (Cost $22,446,368)                                                           22,472,682        94.7


                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


Statement of Net Assets (concluded)                                                              September 30, 1996
(Unaudited)


                                                                                                        Percent
   Par                                                                                     Value          of Net
  (000)                                                                                  (Note A)        Assets
-------------------------------------------------------------------------------------------------------------------
         REPURCHASE AGREEMENT -- 4.6%
$1,096   Goldman Sachs & Co., 5.65%
           Dated 9/30/96, to be repurchased on 10/1/96,
           collateralized by U.S. Treasury Notes with a
           market value of $1,118,264.
              (Cost $1,096,000)                                                         $ 1,096,000         4.6%

         Total Investment in Securities
            (Cost $23,542,368)(3)                                                        23,568,682        99.3

         Other Assets in Excess of Liabilities, Net                                         167,365         0.7


         Net Assets                                                                     $23,736,047       100.0%

         Net Asset Value Per:
            Class A Share
              ($11,916,246 / 1,213,395 shares outstanding)                                    $9.82
            Institutional Share
              ($11,819,801 / 1,192,705 shares outstanding)                                    $9.91

         Maximum Offering Price Per:
            Class A Share  ($9.82 / 0.985)                                                    $9.97
            Institutional Share                                                               $9.91


(1) The Moody's and Standard and Poor's ratings are believed to be the most recent ratings available as of September 30, 1996.

(2) Not rated.

(3) Also aggregate cost for federal tax purposes.

See accompanying Notes to Financial Statements.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND



Statement of Operations             For the Six Months Ended September 30, 1996
(Unaudited)


INVESTMENT INCOME (NOTE A):

   Interest                                                            $536,970

EXPENSES:

   Investment advisory fee (Note B)                                      37,257
   Legal                                                                 20,000
   Distribution fee (Note B)                                             15,077
   Accounting fee (Note B)                                               12,010
   Audit                                                                 11,999
   Printing and postage                                                  11,249
   Custodian fee                                                          9,999
   Organizational expense (Note A)                                        5,126
   Miscellaneous                                                          4,302
   Registration fees                                                      3,599
   Transfer agent fees (Note B)                                           3,250
   Directors' fees                                                          500
   Insurance                                                                265
     Total expenses                                                     134,633
   Less:Fees waived and expenses reimbursed (Note B)                    (71,207)
     Net expenses                                                        63,426
   Net investment income                                                473,544

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

   Net realized loss from security transactions                         (44,582)
   Change in unrealized appreciation or depreciation of investments      40,281
   Net realized and unrealized loss on investments                       (4,301)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $469,243

See accompanying Notes to Financial Statements.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND



Statement of Changes in Net Assets


                                                                 For the Six
                                                                Months Ended          For the Year
                                                             September 30, 1996           Ended
                                                                 (Unaudited)         March 31, 1996
---------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
     Net investment income                                      $   473,544            $     613,033
     Net loss from security transactions                            (44,582)                  (2,588)
     Change in unrealized appreciation or depreciation
       of investments                                                40,281                  434,427
         Net increase in net assets resulting
           from operations                                          469,243                1,044,872

DIVIDENDS TO SHAREHOLDERS FROM:
     Net investment income:
       Flag Investors Class A Shares                               (183,424)                (528,695)
       Flag Investors Institutional Shares                         (214,489)                 (60,193)
     Distributions in excess of income (Class A Shares)             (92,287)                 (68,882)

       Total distributions                                         (490,200)                (657,770)

CAPITAL SHARE TRANSACTIONS (NOTE C):
     Proceeds from sale of shares                                 6,350,316               10,461,018
     Value of shares issued in reinvestment of dividends            241,576                  402,890
     Cost of shares repurchased                                  (1,968,452)              (5,036,544)
     Total increase in net assets derived from
       capital share transactions                                 4,623,440                5,827,364

         Total increase in net assets                             4,602,483                6,214,466

NET ASSETS:
     Beginning of period                                         19,133,564               12,919,098

      End of period                                             $23,736,047              $19,133,564
----------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


Financial Highlights--Flag Investors Class A Shares
(For a share outstanding throughout each period)



                                                For the Six         For the Year        For the Period
                                               Months Ended           Ended          October 1, 1993(1)
                                              Sept. 30, 1996         March 31,              through
                                                (Unaudited)      1996         1995     March 31, 1994
--------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period         $ 9.84        $ 9.52       $ 9.50        $ 10.00
Income from Investment Operations:
  Net investment income                            0.15          0.39         0.40           0.14
  Net realized and unrealized gain/(loss)
    on investments                                 0.06          0.38         0.05          (0.53)
      Total from Investment Operations             0.21          0.77         0.45          (0.39)
Less Distributions:
  Dividends from net investment income            (0.15)        (0.39)       (0.40)            --
  Distributions in excess of income               (0.08)        (0.06)       (0.03)         (0.11)
      Total distributions                         (0.23)        (0.45)       (0.43)         (0.11)
  Net asset value at end of period               $ 9.82        $ 9.84       $ 9.52         $ 9.50

Total Return(2)                                    2.13%         8.20%        5.12%         (4.06)%
Ratios to Average Daily Net Assets:
  Expenses(4)                                      0.70%(3)      0.70%        0.70%          0.29%(3)
  Net investment income(5)                         4.35%(3)      4.09%        4.44%          3.84%(3)
Supplemental Data:
  Net assets at end of period (000)             $11,916       $12,066      $12,919        $11,872
  Portfolio turnover rate                         18.96%         8.79%       33.00%          8.51%
-------------------------------------------------------------------------------------------------------

  (1) Commencement of operations.
  (2) Total return excludes the effect of sales charge.
  (3) Annualized.
  (4) Without the waiver of advisory fees and  reimbursement of expenses (Note
      B), the ratio of expenses to average daily net assets would have been 1.37%, 1.69%, 1.85% and 2.46% for the six months ended September 30, 1996, the years ended March 31, 1996 and 1995 and the period ended March 31, 1994, respectively.
  (5) Without the waiver of advisory fees and  reimbursement of expenses (Note
      B), the ratio of net investment income to average daily net assets would have been 3.68%, 3.13%, 3.29% and 1.68% for the six months ended September 30, 1996, the years ended March 31, 1996 and 1995 and the period ended March 31, 1994, respectively.

See accompanying Notes to Financial Statements.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


Financial Highlights--Flag Investors Institutional Shares
(For a share outstanding throughout each period)

                                             For the Six       For the Period
                                             Months Ended    November 2, 1995(1)
                                          September 30, 1996     through
                                             (Unaudited)     March 31, 1996
--------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period        $ 9.93          $ 9.93
Income from Investment Operations:
  Net investment income                           0.26            0.15
  Net realized and unrealized loss
    on investments                               (0.04)          (0.03)
      Total from Investment Operations            0.22            0.12
Less Distributions:
  Dividends from net investment income
    and short-term gains                         (0.24)          (0.12)
  Net asset value at end of period              $ 9.91          $ 9.93

Total Return                                      2.23%           2.83%(2)
Ratios to Average Daily Net Assets:
  Expenses(3)                                     0.45%(2)        0.45%(2)
  Net investment income(4)                        4.60%(2)        4.45%(2)
Supplemental Data:
  Net assets at end of period (000)            $11,820          $7,068
  Portfolio turnover rate                        18.96%           8.79%(2)
--------------------------------------------------------------------------------
  (1) Commencement of operations.
  (2) Annualized.
  (3) Without the waiver of advisory fees (Note B), the ratio of expenses to average daily net assets would have been 1.12% and 1.30% for the six months ended September 30, 1996 and the period ended March 31, 1996, respectively.
  (4) Without the waiver of advisory fees (Note B), the ratio of net investment income to average daily net assets would have been 3.93% and
      3.67% for the six months  ended   September  30,  1996  and  the  period
      ended  March 31,  1996, respectively.

See accompanying Notes to Financial Statements.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


Notes to Financial Statements


A. Significant Accounting Policies - Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund") was organized as a Maryland Corporation on July 23, 1993 and commenced operations October 1, 1993, by offering Class A Shares, which are subject to a maximum front-end sales charge of 1.50% and a distribution fee of 0.25%. On November 2, 1995, the Fund began offering Institutional Shares, which are not subject to a front-end sales charge or a distribution fee. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company designed to provide current income exempt from federal income taxes and Maryland state and local income taxes
   consistent  with   preservation  of  principal  within  an intermediate-term
   maturity structure. The Fund invests primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. The Fund's concentration in securities involves greater risk than one that invests more broadly.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

   Security Valuation - Municipal obligations for which quotations are readily available are valued at the most recent quote price provided by investment dealers. Municipal obligations may be valued on the basis of prices provided by an independent pricing service when such prices are determined by the Investment Advisor to reflect the fair market value of such obligations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

   Repurchase Agreements - The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreement is conditional upon the collateral being deposited under the Federal Reserve book-entry system.

   Federal Income Tax - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment
   company  under Sub-chapter  M  of  the  Internal   Revenue  Code  and  to
   make   requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its long-term taxable net investment income on a monthly basis and net realized capital gains annually, if any.

   Other - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees - Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., serves as the Fund's investment advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of 0.35% of the first $1 billion of the Fund's average

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


   daily net assets; 0.30% of the next $500 million of the Fund's average daily net assets; and 0.25% of the Fund's average daily net assets in excess of $1.5 billion.

   ICC has agreed to reduce its aggregate fees attributable to the Fund or make payments to the Fund, if necessary, to the extent required to satisfy any expense limitations imposed by any securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale. ICChas voluntarily agreed to waive its fees to the extent required to maintain expenses at no more than 0.70% of the average daily net assets for Class A Shares and 0.45% for Institutional Shares. For the six months ended September 30, 1996, ICC waived fees of $37,257 and reimbursed expenses of $33,950.

   As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $12,010 for accounting services for the six months ended September 30, 1996.

   As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $3,250 for transfer agent services for the six months ended September 30, 1996.

   As compensation for providing distribution services, Alex. Brown receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the Fund's average daily net assets for Class
   A Shares.  For the six months ended September 30, 1996,   distribution  fees
   aggregated $15,077. Alex. Brown received no commissions from the Fund for the six months ended September 30, 1996.

   The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1996 through September 30, 1996 was approximately $300, and the accrued liability was approximately $1,700.

C. Capital Share Transactions - The Fund is authorized to issue up to 35 million shares of $.001 par value common stock (25 million Class A, 2 million Class B, 5 million Institutional and 3 million undesignated). Transactions in shares of the Fund were as follows:

                                 Class A Shares
                        --------------------------------
                         For the Six
                         Months Ended       For the
                        Sept. 30, 1996    Year Ended
                          (Unaudited)   March 31, 1996

Shares sold                 48,710          318,331
Shares issued to share-
  holders on reinvestment
  of dividends              17,668           39,023
Shares redeemed            (78,726)        (488,564)
Net decrease in shares
  outstanding              (12,348)        (131,210)
Proceeds from sale
  of shares              $ 466,536      $ 3,133,248
Value of reinvested
  dividends                171,878          382,490
Cost of shares redeemed   (761,781)      (4,810,545)
Net decrease from capital
  share transactions     $(123,367)     $(1,294,807)

                           Institutional Shares
                      ---------------------------------
                        For the Six    For the Period
                       Months Ended     Nov. 2, 1995*
                      Sept. 30, 1996       through
                        (Unaudited)    March 31, 1996

Shares sold                596,573          731,839
Shares issued to share-
  holders on reinvestment
  of dividends               7,099            2,037
Shares redeemed           (122,454)         (22,388)
Net increase in shares
  outstanding              481,218          711,488
Proceeds from sale
  of shares             $5,883,780       $7,327,770
Value of reinvested
  dividends                 69,698           20,400
Cost of shares redeemed (1,206,671)        (225,999)
Net increase from capital
  share transactions    $4,746,807       $7,122,171

*Commencement of operations.

                             [Flag Investors Logo]
                                 FLAG INVESTORS
                   MARYLAND INTERMEDIATE TAX-FREE INCOME FUND


Notes to Financial Statements (concluded)


D. Investment Transactions - Purchases and sales of investment securities, other than short-term obligations, aggregated $8,931,162 and $3,806,183, respectively, for the six months ended September 30, 1996.

   At September 30, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $165,256 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $138,942.

E. Net Assets - At September 30, 1996, net assets for Flag Investors Class A Shares consisted of:


     Paid-in capital                      $12,075,617
     Accumulated net
       realized loss from
       security transactions                 (144,908)
     Unrealized appreciation
       of investments                          77,824
     Overdistribution of net
       investment income                      (92,287)
                                          $11,916,246

   At September 30, 1996, net assets for Flag Investors Institutional Shares consisted of:

     Paid-in capital                      $11,868,977
     Accumulated net realized loss
       from security transactions             (19,695)
     Unrealized depreciation
       of investments                         (51,510)
     Undistributed net investment
       income                                  22,029
                                          $11,819,801


Directors and Officers

Richard T. Hale
Chairman

Truman T. Semans
Director

James J. Cunnane
Director

John F. Kroeger
Director

Louis E. Levy
Director

Eugene J. McDonald
Director

Rebecca W. Rimel
Director

Harry Woolf
Director

M. Elliott Randolph
President

Paul D. Corbin
Executive Vice President

Gary V. Fearnow
Vice President

Monica M. Hausner
Vice President

Edward J. Veilleux
Vice President

Scott J. Liotta
Vice President

Joseph A. Finelli
Treasurer

Edward J. Stoken
Secretary

Laurie D. DePrine
Assistant Secretary


Investment Objective
An open-end mutual fund designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure.